UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________________

Date of Report (Date of earliest event reported) July 7, 2011

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Pkwy. Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURES

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Item 5.02      Compensatory Arrangements of Certain Officers

On July 7, 2011, the Compensation Committee of the Board of Directors of GameTech International, Inc. (the "Company") approved an annual base salary of $190,000 payable to Kevin Y. Painter as President and Chief Executive Officer of the Company, which shall become effective June 27, 2011.

Additionally, effective as of June 30, 2011, the Company terminated its April 13, 2011 consulting agreement with Kevin Y. Painter, which called for compensation of $10 thousand per month in exchange for consulting services related to the Company’s operations as well as guidance and assistance with the Company’s contract manufacturers and suppliers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By: /s/ James B. Robertson
James Robertson
Vice President and General Counsel
Dated:           July 8, 2011

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